EXHIBIT 1
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                             Joint Filing Agreement

                  Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: April 15, 2003

                                                 SES AMERICOM, INC.

                                                 /s/ Dean A. Olmstead
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                                                 By:  Dean A. Olmstead
                                                 Title:  President and CEO


                                                 SES GLOBAL-AMERICAS, INC.

                                                 /s/ Dean A. Olmstead
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                                                 By:  Dean A. Olmstead
                                                 Title:  President and CEO


                                                 SES CAPITAL BELGIUM S.A.

                                                 /s/ Roland Jaeger
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                                                 By:   Roland Jaeger
                                                 Title: Director


                                                 SES ASTRA S.A.

                                                 /s/ Ferdinand Kayser
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                                                 By:  Ferdinand Kayser
                                                 Title:  President and CEO


                                                 SES GLOBAL S.A.

                                                 /s/ Romain Bausch
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                                                 By:  Romain Bausch
                                                 Title:  President and CEO